SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549



                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  August 30, 2001



                        McMoRan Exploration Co.


    Delaware                  001-07791               72-1424200
 (State or other             (Commission            (IRS Employer
 jurisdiction of              File Number)          Identification
 incorporation or                                       Number)
   organization)

                          1615 Poydras Street
                     New Orleans, Louisiana  70112

  Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures

McMoRan Exploration Co. announces results at West Cameron Block 624 (Barite Prospect, Exhibit 99.1) and the extension of the maturity of its sulphur credit facility (Exhibit 99.2 and Exhibit 10.1)




                               SIGNATURE
                          ------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              McMoRan Exploration Co.


                              By:  /s/ C. Donald Whitmire Jr.
                                   -----------------------------------
                                       C. Donald Whitmire, Jr.
                                  Vice President & Controller -
                                        Financial Reporting
                                     (authorized signatory and
                                    Principal Accounting Officer)


Date:  August 31, 2001



                        McMoRan Exploration Co.
                             Exhibit Index

Exhibit
Number

10.1   Amendment, dated as of August 31, 2001, to the Credit
       Agreement dated as of December 12, 1997, as amended and restated as of November 17, 1998, as amended as of January 20, 1999, August 11, 2000 and as of April 16, 2001, among Freeport
       Sulphur, as borrower, McMoRan as Guarantor and, the financial institutions party thereto.

99.1 Press release dated August 30, 2001 "McMoRan Exploration Co. Announces Results At West Cameron
       Block 624 (Barite Prospect)".

99.2 Press release dated August 30, 2001 "McMoRan Exploration Co. Extends Maturity of Bank Credit Facility".